                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 25, 2011

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        The Annual Meeting of Shareholders of Aehr Test Systems (the "Company") was held on October 25, 2011 (the "Annual Meeting"). There were 8,931,928 shares of common stock entitled to vote at the Annual Meeting and 8,127,201 shares were present in person or by proxy.

        Four items of business were acted upon by shareholders at the Annual Meeting. The voting results are as follows:

Proposal One:  Election of Directors of the Company.

                                                            BROKER
NOMINEE                     VOTES FOR   VOTES WITHHELD    NON-VOTES
------------------          ---------   --------------    ---------
Rhea J. Posedel             3,471,843          915,248    3,740,110
Robert R. Anderson          3,456,666          930,425    3,740,110
William W.R. Elder          3,471,166          915,925    3,740,110
Mukesh Patel                3,838,163          548,928    3,740,110
Mario M. Rosati             4,308,009           79,082    3,740,110
Howard T. Slayen            4,250,130          136,961    3,740,110


Proposal Two: Approve an amendment to the Company's 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by an additional 900,000 shares.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
TWO            3,303,350      1,083,596             145        3,740,110


Proposal Three: Approve an amendment to the Company's 2006 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 350,000 shares.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
THREE          4,172,788        214,158             145        3,740,110





Proposal Four: Ratify the selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2012.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
FOUR           8,108,352         17,452           1,397           --




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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  October 27, 2011
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer